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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                             FORM 8-K

                          CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        October 26, 1999
                        ----------------
                         Date of Report
               (Date of Earliest Event Reported)

                  WORLD INTERNETWORKS, INC.
     (Exact Name of Registrant as Specified in its Charter)

        Nevada                        033-05844-NY               87-0575839
   (State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                         I.D. No.)

                  418 South Commerce Road Suite #422
                             Orem, Utah 84058
               (Address of Principal Executive Offices)

                             (801) 434-7517
                    Registrant's Telephone Number

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Item 1.   Changes in Control of Registrant.

          None.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          On October 26, 1999, the following corporations, which are wholly-owned subsidiaries of World Internetworks, Inc., a Nevada corporation (the "Company"), filed petitions in bankruptcy in the U. S. Bankruptcy Court for the District of Utah, Central Division: (i) World Internet Marketplace, a Utah corporation; (ii) Global Media Group, a Utah corporation doing business as Institute for Financial Independence; and Global Wholesale Exchange, a Utah corporation (collectively, the "Subsidiaries"). The cases were filed under Chapter 7 of the U. S. Bankruptcy Code, as amended, and were designated as Case No's 99A-31576; 99A-31577; and 99A-31578, respectively. J. Kevin Bird of Orem, Utah, was appointed as bankruptcy trustee in all of the cases.

          Each of the Subsidiaries is inactive, having ceased business operations in 1998.


Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

Exhibits

          None.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORLD INTERNETWORKS, INC.

Date: 11/04/99                      By: /s/ Steven K. Hansen
     ------------                      -----------------------------
                                       Steven K. Hansen
                                       CEO, President and Chairman


Date: 11/04/99                      By: /s/ Phillip M. Ray
     -------------                     -----------------------------
                                       Phillip M. Ray
                                       Secretary/Treasurer and Director


Date: 11/04/99                      By: /s/ Randal L. Roberts
     -------------                     -----------------------------
                                       Randal L. Roberts
                                       Director


Date: 11/04/99                      By: /s/ Gary S. Winterton
     -------------                     -----------------------------
                                       Gary S. Winterton
                                       Director